SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             NORTH BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                       March 15, 2000



Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of North Bancshares, Inc. (the "Company"), I cordially invite you to attend the Company's Annual Meeting of Stockholders (the "Meeting"). The Meeting will be held at 1:30 p.m., local time, on April 26, 2000 at the Chicago Historical Society, located at 1601
N. Clark Street, Chicago, Illinois.

         At the Meeting, stockholders are being asked to elect two directors and to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000. Your Board of Directors unanimously recommends that you vote FOR the director nominees named herein and FOR the ratification of the appointment of independent auditors.

         Whether or not you plan to attend, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This action will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Thank you for your attention to this important matter.

                                       Very truly yours,




                                       Mary Ann Hass
                                       Chairman of the Board

                             NORTH BANCSHARES, INC.
                              100 West North Avenue
                          Chicago, Illinois 60610-1399
                                 (312) 664-4320

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 26, 2000


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of North Bancshares, Inc. ("North Bancshares" or the "Company") will be held at the Chicago Historical Society, located at 1601 North Clark Street, Chicago, Illinois at 1:30 p.m., local time, on April 26, 2000.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

1.       The election of two directors of the Company;

2. The ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2000;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to properly come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record as of the close of business on March 1, 2000 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                       By Order of the Board of Directors



                                       Mary Ann Hass
                                       Chairman of the Board


Chicago, Illinois
March 15, 2000

--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                             NORTH BANCSHARES, INC.
                              100 West North Avenue
                          Chicago, Illinois 60610-1399
                                 (312) 664-4320

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 2000


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of North Bancshares, Inc. ("North Bancshares" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Chicago Historical Society, located at 1601 North Clark Street, Chicago, Illinois, on April 26, 2000, at 1:30 p.m., local time, and all adjournments and postponements of the Meeting. The accompanying Notice of Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about March 15, 2000. Certain of the information provided herein relates to North Federal Savings Bank ("North Federal" or the "Bank"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company and (ii) a proposal to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

VOTE REQUIRED AND PROXY INFORMATION

         All shares of the Company's common stock, par value $.01 per share ("Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted FOR the election of the nominees named in this Proxy Statement and FOR the ratification of the appointment of the independent auditors. The Company does not know of any other matters that may properly come before the Meeting. If any other matters should properly come before the Meeting or any adjournment or postponement thereof, the holders of proxies acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors will be elected by a plurality of the votes cast in person or by proxy at the Meeting. The ratification of the appointment of KPMG LLP as the Company's auditors requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" both nominees for election or withhold their votes from either nominee or both nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal. One-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Victor E. Caputo, Secretary, North Bancshares, Inc., 100 West North Avenue, Chicago, Illinois 60610-1399.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Stockholders of record as of the close of business on March 1, 2000 will be entitled to one vote for each share then held. As of that date, the Company had 1,231,270 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock; and (ii) all directors and officers of the Company and the Bank as a group. For information regarding share ownership by the directors of the Company, see "Election of Directors."

        Beneficial Owner            Shares Beneficially Owned   Percent of Class
--------------------------------    -------------------------   ----------------

North Bancshares, Inc.(1)                    153,795                 12.49%
Employee Stock Ownership Plan
100 West North Avenue
Chicago, Illinois 60610-1399

Mary Ann Hass/Elmer L. Hass(2)               106,357                  8.64
100 West North Avenue
Chicago, Illinois 60610-1399

Robert H. Rusher(3)                           91,194                  7.31
100 West North Avenue
Chicago, Illinois  60610-1399

Joseph A. Graber(4)                           80,532                  6.45
100 West North Avenue
Chicago, Illinois 60610-1399

Directors and executive officers             373,756                 28.89
of the Company and the Bank as a
group (11 persons)(5)

-----------------------

(1) The amount reported represents shares held by the Company's Employee Stock Ownership Plan ("ESOP"), 111,495 of which have been allocated to accounts of participants. John P. Koch, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Pursuant to the terms of the ESOP, participants have the right to direct the voting of shares allocated to their accounts. Unallocated shares held by the ESOP are voted by the plan trustee in the same proportion that participants direct the allocated shares to be voted.

(2) The Hasses are husband and wife. Mr. and Mrs. Hass are deemed to beneficially own all shares held either directly or indirectly by either individual.

(3) Includes shares held directly and jointly with family members, as well as 16,458 shares subject to options granted under the 1993 Stock Option and Incentive Plan ("Stock Option Plan") which are currently exercisable.

(4) Includes shares held directly and jointly with family members, as well as 16,747 shares subject to options granted under the Stock Option Plan which are currently exercisable.

(5) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts, allocated to ESOP accounts, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. This amount includes 62,617 shares in the aggregate subject to options granted under the Stock Option Plan which are currently exercisable.

                            I. ELECTION OF DIRECTORS

GENERAL

         The Company's Board of Directors currently consists of seven members. The Board is divided into three classes, each of which contains approximately one-third of the members of the Board. Approximately one-third of the directors are elected annually. Directors are elected to serve for a three-year period or until their respective successors are elected and qualified.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                            SHARES OF
                                                                            COMMON STOCK
                                                                            BENEFICIALLY       PERCENT
                             POSITION(S) HELD          DIRECTOR    TERM TO  OWNED AT              OF
       NAME         AGE(1)   IN THE COMPANY            SINCE(2)    EXPIRE   MARCH 1, 2000(3)   CLASS(3)
----------------    ------   ----------------          --------    -------  ----------------   --------
                                          NOMINEES

James L. Ferstel     72       Director                   1983       2003          37,229         3.00%

Gregory W. Rose      40       Director                   1997       2003           5,450         0.44

                                   DIRECTORS CONTINUING IN OFFICE

Mary Ann Hass        67       Chairman of the Board      1962       2001         106,357         8.64

Joseph A. Graber     49       Director, President and    1993       2001          80,532         6.45
                              Chief Executive Officer

Robert H. Rusher     71       Director                   1993       2000          91,194         7.31

Elmer L. Hass        71       Director                   1968       2000         106,357         8.64

Frank J. Donati      47       Director                   1998       2000           4,100         0.33

--------------------

(1)  At December 31, 1999.

(2)  Includes service as a director of the Bank.

(3) Amounts include shares held directly and jointly with family members, as well as shares held in retirement accounts, allocated to the ESOP accounts of the named individuals, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Amounts also include 10,414, 2,500, 3,750, 16,458 and 16,747 shares subject to options granted to Messrs. Ferstel, Donati, Rose, Rusher and Graber, respectively, all of which are currently exercisable.

(4) Mr. and Mrs. Hass are husband and wife and may be deemed to beneficially own all shares held directly or indirectly by each other.

         The business experience of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         JAMES L. FERSTEL - Mr. Ferstel has been a practicing attorney in the Chicago area since 1952.

         GREGORY W. ROSE - Mr. Rose is an owner, director and managing partner of Monarch Tool and Die Company and STAG Real Estate Holdings.

         MARY ANN HASS - Mrs. Hass has served as Chairman of the Board of the Company since its incorporation in 1993, and as Chairman of the Board of the Bank since 1968. She served as Chief Executive Officer of the Company from its incorporation in 1993 until her retirement in July 1998, and as Chief Executive Officer of the Bank from 1968 until July 1998. She has served in various capacities since beginning her career with the Bank in 1950. Mrs. Hass has served on the Board of Directors of the Illinois League of Financial Institutions; the Board of Trustees of the Latin School of Chicago; the Board of Directors of the New City YMCA, formerly known as ISHAM YMCA. She is also a past Chairman and Director of the Chicagoland Association of Savings Institutions; past President and Director of the Federal Savings and Loan Council of Illinois; and past President and Director of the Lincoln Park Chamber of Commerce. She also has served on the Board of Directors and the Supervisory Committee of the Norwood Park Catholic Credit Union. Mrs. Hass served on the Resource Development Committee of the Neighborhood Housing Services of Chicago, Inc. and is a member of The Economic Club of Chicago. Mrs. Hass has also served on the Publications Committee and the Housing Finance Development Committees of the International Union of Housing Finance Institutions. Mrs. Hass is the wife of Director Elmer
L. Hass and sister-in-law of Director Robert H. Rusher.

         JOSEPH A. GRABER - Mr. Graber was appointed Chief Executive Officer of the Company and the Bank in August 1998, following Mrs. Hass' retirement from these positions. Mr. Graber was appointed President of the Company and the Bank in 1995 after serving as Executive Vice President and Corporate Secretary of the Company since its formation in 1993, and Executive Vice President, Corporate Secretary and Advisory Director of the Bank since 1992. Mr. Graber also has served as Assistant Controller, Branch Manager, Vice President and Senior Vice President during his tenure with the Bank, which began in 1972. Mr. Graber serves on the Board of Directors of the Chicagoland Association of Financial Institutions. He also serves on the Board of Directors of the Lincoln Park Chamber of Commerce, and on the Citizens Advisory Council for the Community Area Resident Economic Center. Mr. Graber is a member of the Executives' Club of Chicago and a past President of the Wilmette Kiwanis Club and has served on the Board of Directors of the Wilmette Chamber of Commerce and the Friends of the Near North Library. He was also Trustee of the Chicago Savings and Trust Forum and Chairman of the Lincoln Park Unit of the American Cancer Society.

         ROBERT H. RUSHER - Mr. Rusher retired in 1995 after serving as President and Chief Operating Officer of the Company since its formation in 1993, and President and Chief Operating Officer of the Bank since 1992. He was elected to the Board of Directors in 1960 while serving as attorney to the Bank, and was appointed an Advisory Director in 1979. Before beginning his career with the Bank, Mr. Rusher was an associate with the law firm of Koch & Koch and a partner in the firm of Eley, Rusher and Koch. Mr. Rusher also served on the Board of Directors of Chicagoland Association of Savings Institutions and the Lincoln Park Conservation Association. Mr. Rusher is the brother-in-law of Mrs. Hass.

         ELMER L. HASS - Mr. Hass was employed as a foreman by Cragin Metal Products, Inc. from 1955 until his retirement on November 30, 1993. Mr. Hass is Mrs. Hass' husband.

         FRANK J. DONATI - Mr. Donati has served as President of Donati Financial Services, Inc., a consulting firm to financial institutions and corporations, since 1997. From 1991 to 1996, Mr. Donati was Senior Vice President of Finance at Bell Bancorp, Inc., the $1.9 billion holding company of Bell Federal Savings, Chicago, Illinois. He has also held the position of Senior Vice President, Chief Financial Officer and Treasurer at United Savings of America and was a senior audit manager at KPMG LLP. Mr. Donati is a graduate of DePaul University and a member of the Illinois CPA Society and the American Institute of Certified Public Accountants.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         MEETINGS AND COMMITTEES OF THE COMPANY'S BOARD OF DIRECTORS. The Company's Board of Directors meets as needed upon the written request of the Chairman of the Board or at least three directors. The Board of Directors met eleven times during fiscal 1999. During fiscal 1999, no incumbent director of the Company attended fewer than 75% of the total number of Board meetings held while he or she was a director and the total number of meetings held by the committees of the Board of Directors on which he or she served during the period that he or she served.

         The Board of Directors of the Company has standing Audit, Compensation and Allocation and Executive Committees.

         The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management the systems of internal control and internal audit reports and ensures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee are Messrs. Donati, Rusher, Ferstel and Rose. This committee met two times during the fiscal year ended December 31, 1999.

         The Compensation and Allocation Committee is composed of Messrs. Ferstel, Hass, Rose and Donati. This committee administers the Company's Stock Option Plan and the Recognition and Retention Plan, and reviews compensation and benefit matters. This committee met once during the fiscal year ended December 31, 1999.

         The Executive Committee is composed of Mrs. Hass and Messrs. Graber and Rusher. To the extent authorized by the Board of Directors and the Company's Bylaws, this committee exercises all of the authority of the Board of Directors between Board Meetings. Specifically, the committee works with senior management to accomplish the goals and objectives of the Company, and to formulate future business strategies. The Executive Committee did not meet during the fiscal year ended December 31, 1999.

         The Nominating Committee is composed of Messrs. Hass, Rusher and Donati and is responsible for selecting nominees for election as directors. The Nominating Committee met once during fiscal 1999. While the nominating committee will consider nominees recommended by stockholders, the Nominating Committee has not actively solicited such recommendations.

         MEETINGS AND COMMITTEES OF THE BANK'S BOARD OF DIRECTORS. The Bank's Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least three directors. The Bank's Board of Directors met 13 times during the year ended December 31, 1999. During fiscal 1999, no incumbent director of the Bank attended fewer than 75% of the total number of Board meetings held while he or she was a director and the total number of meetings held by the committees of the Board of Directors on which he or she served during the period he or she served.

         The Bank has standing Asset-Liability Risk Management, Compensation and Allocation, Community Reinvestment Act ("CRA"), Executive, Interest Rate and Loan Committees.

         The Asset-Liability Risk Management Committee evaluates the Bank's assets and liabilities and identifies problem assets. The committee also considers investment recommendations and determines actions to be taken thereon. The current members of this committee are Mr. Graber, Victor E. Caputo, Executive Vice President and Secretary of the Company and the Bank, Martin W. Trofimuk, Vice President and Treasurer of the Company and the Bank and D. Robert Harless, Assistant Vice President and Controller of the Bank. This committee held four meetings during the year ended December 31, 1999.

          The Compensation and Allocation Committee establishes the salaries of Bank personnel and reviews other compensation and benefit matters. Messrs. Ferstel, Hass, Rose and Donati are the current members of the Compensation and Allocation Committee. This committee met once during fiscal 1999.

         The CRA Committee reviews the Bank's CRA Statement and the Bank's general overall compliance with the requirements of the CRA and makes recommendations to the Board on changes to the CRA Statement. During fiscal 1999, the CRA Committee was comprised of Mr. Graber and John K. Taylor, Vice President of the Bank. This committee met twice during fiscal 1999.

         The Bank's Executive Committee exercises the powers of the full Board of Directors between Board meetings, except that this committee does not have the authority of the Board to amend the charter or bylaws, adopt a plan of merger, consolidation, dissolution, or provide for the disposition of all or substantially all of the property and assets of the Bank. The Executive Committee is composed of Mrs. Hass and Messrs. Graber and Rose. The Executive Committee did not meet during the fiscal year ended December 31, 1999.

         The Interest Rate Committee manages the Bank's interest rate risk and sets the interest rates paid by the Bank. The committee consists of Messrs. Graber, Caputo, Trofimuk and Ms. Karla Lauer, Vice President of the Bank, and meets once per week.

         The Loan Committee reviews and evaluates loans and approves loans and loan commitments, within the guidelines established by the Board. The current members of this committee are Messrs. Graber, Caputo and Harless. The Loan Committee met as necessary to approve loan applications, review loan policies and set interest rates during the year ended December 31, 1999.

DIRECTOR COMPENSATION

         The Bank's directors and advisory directors were each paid an annual retainer fee of $10,000 and an additional fee of $300 for each meeting of the Bank's Board of Directors attended during fiscal 1999. The Company's directors are paid a fee of $250 for each meeting of the Company's Board attended unless such meeting is held immediately following a meeting of the Bank's Board of Directors, in which case no fee is paid for the Company Board meeting.

EXECUTIVE COMPENSATION

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons unless and until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

         The following table sets forth information regarding compensation for fiscal 1999 paid by the Bank to Joseph A. Graber, the Company's and the Bank's President and Chief Executive Officer. No other executive officer earned a salary and bonus for fiscal 1999 in excess of $100,000.


                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------
                                                                     LONG TERM COMPENSATION
                                                                 ------------------------------
                       ANNUAL COMPENSATION                               AWARDS         PAYOUTS
--------------------------------------------------------------   ---------------------  -------
                                                                 RESTRICTED
                                                  OTHER ANNUAL      STOCK     OPTIONS/   LTIP      ALL OTHER
 NAME AND PRINCIPAL            SALARY     BONUS   COMPENSATION     AWARD(S)     SARs    PAYOUTS  COMPENSATION
     POSITION          YEAR    ($)(1)      ($)       ($)(2)          ($)        (#)       ($)       ($)(4)
-------------------    ----    ------    ------   ------------   ----------   --------  -------  ------------
Joseph A. Graber       1999   $139,150   $   --     $  --          $  --       1,747(3)    --      $ 26,529
President and Chief
Executive Officer      1998    119,167       --        --             --       7,000       --        31,377

                       1997     90,050    4,075        --             --          --       --        34,811
-------------------------------------------------------------------------------------------------------------

(1) Includes director's fees of $14,150, $13,750 and $12,800 for fiscal 1999, 1998 and 1997, respectively.

(2) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.

(3) For additional information regarding this award, see the table below captioned "Option Grants in Last Fiscal Year."

(4) Represents the dollar value of term life insurance premiums paid by the Bank and contributions to accounts under the ESOP, respectively, as follows: (i) 1999 - $270 and $26,259; (ii) 1998 - $502 and $30,875; and
         (iii) 1997 - $348 and $34,463.

         The following table sets forth certain information concerning grants of stock options made to Mr. Graber during fiscal 1999 pursuant to the Stock Option Plan. No stock appreciation rights were granted to Mr. Graber in fiscal 1999.


                         OPTION GRANTS IN LAST FISCAL YEAR

---------------------------------------------------------------------------------
                                             INDIVIDUAL GRANTS
                          -------------------------------------------------------
                          NUMBER OF      % OF TOTAL
                            SHARES         OPTIONS
                          UNDERLYING      GRANTED TO      PER SHARE
                           OPTIONS       EMPLOYEES IN      EXERCISE    EXPIRATION
                           GRANTED       FISCAL YEAR        PRICE         DATE
---------------------     ----------     ------------     ----------   ----------
Joseph A. Graber            1,747            100%           $11.69      01/22/09
---------------------------------------------------------------------------------

         The following table provides information as to stock options exercised by Mr. Graber during fiscal 1999 and the value of the options held by Mr. Graber on December 31, 1999.


           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                  OPTION VALUES

--------------------------------------------------------------------------------------------------------
                                                                                       VALUE OF
                                                        NUMBER OF                     UNEXERCISED
                                                       UNEXERCISED                   IN-THE-MONEY
                                                        OPTIONS AT                    OPTIONS AT
                                                        FY-END(#)                     FY-END($)(2)
                       SHARES        VALUE     ---------------------------   ---------------------------
                      ACQUIRED      REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
      NAME         ON EXERCISE(#)     ($)          (#)            (#)            ($)            ($)
----------------   --------------   --------   -----------   -------------   -----------   -------------
Joseph A. Graber        3,000      $21,240(1)     16,747           --          $26,936         $  --
--------------------------------------------------------------------------------------------------------

(1) Represents the difference between the market value of the shares acquired at the time of exercise ($13.75 per share) and the exercise price ($6.67 per share).

(2) Represents the aggregate market value of the in-the-money options held (market price of the Common Stock less the exercise price) based upon the option exercise prices of $6.67 per share for 5,496 shares, $7.75 per share for 2,504 shares, $14.56 per share for 7,000 shares and $11.69 for 1,747 shares, and the closing price per share of the Common Stock on December 31, 1999 of $10.75, as reported on the Nasdaq National Market.

EMPLOYMENT AGREEMENTS

         The Bank has entered into employment agreements with Messrs. Graber, Caputo and Trofimuk. The employment agreements are designed to assist the Bank and the Company in maintaining a stable and competent management base. The continued success of the Bank and the Company depends significantly on the skills and competence of their officers. The employment agreements provide for an annual base salary in an amount not less than the employee's then current salary and an initial term of three years with respect to Messrs. Graber and Caputo, and one year with respect to Mr. Trofimuk. The agreements provide for an extension of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreements, subject to a performance evaluation performed by disinterested members of the Board of Directors of the Bank. The agreements provide for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision regulations. The employment agreements are also terminable by the employee upon 90 days notice to the Bank.

         The employment agreements provide for payment to the employee of his salary for the remainder of the term of the agreement, plus up to 299% of the employee's base compensation with respect to Messrs. Graber and Caputo, and up to 100% of base compensation with respect to Mr. Trofimuk, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Company's Common Stock. The agreements guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on their current salaries, if the employment of Messrs. Graber, Caputo and Trofimuk had been terminated as of December 31, 1999, under circumstances entitling them to severance pay as described above, they would have been entitled to receive lump sum cash payments of approximately $375,000, $278,000 and $57,500, respectively.

CERTAIN TRANSACTIONS

         The Bank has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. All loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Bank's Loan Committee. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. As required under Federal law, all loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Company's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         The Bank has made several loans to its directors and officers, or certain family members or affiliates thereof, in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions with other persons and which did not involve more than the normal risk of collectibility or present other unfavorable features or which complied with applicable rules concerning loans to such persons in effect at the time when the loans were made.

                 II. RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for KPMG LLP to be its auditors for the 2000 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of KPMG LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.


                   DATE OF SUBMISSION OF STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's next annual meeting must be received by the Company's Secretary at the Company's main office, located at 100 West North Avenue, Chicago, Illinois 60610- 1399, no later than November 15, 2000 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation and bylaws and Delaware law.

         To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company by the Deadline. The "Deadline" means the date that is 30 days prior to the date of the next annual meeting; however, in the event that less than 40 days' notice of the date of such meeting is given or made to stockholders, the "Deadline" means the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. If a stockholder proposal that is received by the Company after the Deadline is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.


                                  OTHER MATTERS

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and employees of the Company or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Morrow & Company to assist in the solicitation of proxies for a fee of $3,500, plus reasonable out-of-pocket expenses.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Mary Ann Hass
                                       Chairman of the Board

Chicago, Illinois
March 15, 2000

                             NORTH BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2000


     The undersigned hereby appoints the Board of Directors of North Bancshares, Inc. (the "Company"), and its survivor, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at the Chicago Historical Society, located at 1601 N. Clark Street, Chicago, Illinois on April 26, 2000 at 1:30 p.m., local time, and at any and all adjournments and postponements of the Meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION NAMED ON THIS PROXY CARD AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S AUDITORS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
             NOMINEES LISTED IN ITEM 1 AND "FOR" THE RATIFICATION OF
                  THE APPOINTMENT OF AUDITORS NAMED IN ITEM 2.


1. The election as directors of both nominees listed below (except as marked to the contrary):

             [ ] FOR         [ ] VOTE WITHHELD         [ ] FOR ALL EXCEPT

     INSTRUCTION:   TO VOTE FOR BOTH NOMINEES, MARK "FOR." TO WITHHOLD YOUR VOTE
                    FROM BOTH NOMINEES, MARK "VOTE WITHHELD." TO VOTE FOR ONE
                    NOMINEE, BUT NOT BOTH NOMINEES, MARK "FOR ALL EXCEPT" AND
                    STRIKE A LINE THROUGH THE NAME OF THE NOMINEE FROM WHOM YOU
                    WISH TO WITHHOLD YOUR VOTE.

             JAMES L. FERSTEL                 GREGORY W. ROSE

2. The ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending December 31, 2000.

             [ ] FOR         [ ] AGAINST               [ ] ABSTAIN



                                    (Continued and to be SIGNED on Reverse Side)

     In its discretion, the Board of Directors, as proxy for the stockholder, is authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of the Board of Directors to act as attorney or proxy for the undersigned shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.



                    Dated: _____________________




                    -----------------------------  -----------------------------
                    PRINT NAME OF STOCKHOLDER      PRINT NAME OF STOCKHOLDER



                    -----------------------------  -----------------------------
                    SIGNATURE OF STOCKHOLDER       SIGNATURE OF STOCKHOLDER


                    Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                    ------------------------------------------------------------

                    PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                                 THE ENCLOSED POSTAGE-PAID ENVELOPE
                    ------------------------------------------------------------